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                        SUPPLEMENT DATED JANUARY 15, 2003
                                       TO
                   MONY AMERICA VARIABLE ACCOUNT A PROSPECTUS
                                DATED MAY 1, 2002

                                    ISSUED BY
                     MONY LIFE INSURANCE COMPANY OF AMERICA


This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

     The Board of Trustees of the Enterprise Accumulation Trust approved four reorganizations involving (i) the Emerging Countries Portfolio and International Growth Portfolio; (ii) the Worldwide Growth Portfolio and International Growth Portfolio; (iii) the Mid-Cap Growth Portfolio and the Managed Portfolio; and
(iv) the Balanced Portfolio and Growth Portfolio (each, a "Reorganization" and together, the "Reorganizations"). The Emerging Countries, Worldwide Growth, Mid-Cap Growth and Balanced Portfolios are the "Acquired" Portfolios, and the International Growth, Managed and Growth Portfolios are the "Acquiring" Portfolios.

     Contract Owners that have purchase payments allocated to subaccounts purchasing shares of underlying Acquired Portfolios will receive information about the Reorganizations in a proxy statement.

Registration No. 333-59717             Form No. 14426 SL (Supp 1/15/03)
Registration No. 33-20453              Form No. 14520 SL (Supp 1/15/03)
                                       Form No. 14552 SA (Supp 1/15/03)